MEMORANDUM OF AGREEMENT This Memorandum of Agreement (“ Agreement”) is hereby entered into by and between Aqua Metals Reno, Inc. (“Aqua Metals”) and Veritex Community Bank (“Veritex”). This Agreement is effective on the date that both parties execute the Agreement (“Effective Date”). WHEREAS Aqua Metals is indebted to Veritex pursuant to a Promissory Note dated November 3, 2015, and a Loan Agreement which was amended effective March 30, 2017 (collectively “Loan Agreements”); and WHEREAS the United States Department of Agriculture Rural Development (“USDA”) has guaranteed a portion of Aqua Metals’ indebtedness under the Loan Agreements; and WHEREAS Aqua Metals’ indebtedness to Veritex under the Loan Agreements is secured by collateral (“Collateral”), which includes real property, personal property, and a certificate of deposit (“Certificate of Deposit”), each as described in the Loan Agreements, a Security Agreement, and a Deed of Trust; and WHEREAS on or about November 29, 2019, Aqua Metals’ property sustained damage from a fire (“Fire Damage”) in the AquaRefining area of the property; and WHEREAS Aqua Metals is insured for the losses resulting from the Fire Damage under a series of property insurance policies (“Insurance Policies”) as follows: First Layer: issued by Navigators Specialty Insurance Company, $5,000,000 limits; Second Layer: issued by Arch Specialty Insurance Company, $7,500,000 limits; Third Layer: issued by Starr Surplus Lines Insurance Company, $12,500,000 limits; Fourth Layer: issued by Homeland Insurance Company of New York, $25,000,000 limits; and WHEREAS Aqua Metals has presented a claim under the Insurance Policies for the Fire Damage; and WHEREAS Navigators Specialty Insurance Company has paid $5,000,000 on the First Layer of the Insurance Policies; and WHEREAS Aqua Metals has received $4,200,000 of the proceeds from the First Layer; and WHEREAS the remaining $800,000 paid from the First Layer is currently in an escrow account at Veritex (“Escrow Account”); and WHEREAS Arch Specialty Insurance Company has paid $5,000,000 from the Second Layer of the Insurance Policies, which sum is currently in the Escrow Account; and MEMORANDUM OF AGREEMENT – Page 1 of 4 ACTIVE 49720872v1

WHEREAS Aqua Metals and Veritex desire to enter into this agreement regarding distributions and application of proceeds from the Insurance Policies, any sales of Collateral, and the satisfaction of Aqua Metals’ indebtedness and obligations under the Loan Agreements; NOW, THEREFORE, in consideration of the provisions below, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by all parties to this agreement, Aqua Metals and Veritex agree as follows: 1. Agreement regarding First Layer Proceeds: Veritex and Aqua Metals agree that within 5 business days from the Effective Date (a) Veritex will release an additional $300,000 from the Escrow Account received from the First Layer to Aqua Metals; and (b) Veritex will retain $500,000 in the Escrow Account from the First Layer. 2. Agreement regarding Second Layer Proceeds Received as of Effective Date: Veritex and Aqua Metals agree that within 5 business days from the effective date of this agreement (a) Veritex will release $2,750,000 from the Escrow Account to Aqua Metals; and (b) Veritex will retain $2,250,000 in the Escrow Account. 3. Agreement regarding Second Layer Proceeds Received after Effective Date: Veritex and Aqua Metals agree that with respect to all future proceeds received from the Second Layer: (a) Veritex will release to Aqua Metals 55% of the proceeds received; and (b) Veritex will retain 40% of the proceeds received in the Escrow Agreement. 4. Agreement regarding Third Layer Proceeds Received: Veritex and Aqua Metals agree that with respect to all proceeds received from the Third Layer: (a) Veritex will release to Aqua Metals 60% of the proceeds received; and (b) Veritex will retain 40% of the proceeds received in the Escrow Agreement. 5. Agreement regarding Sale of Aqua Metals’ real estate collateral: To the extent Aqua Metals sells any real estate that is part of the Collateral securing Aqua Metals’ indebtedness under the Loan Agreements, Aqua Metals agrees that 100% of the proceeds from such sale will be provided to Veritex and such proceeds shall be placed into the Escrow Account. 6. Agreement regarding Sale of Aqua Metals’ non-real estate Collateral: To the extent Aqua Metals sells any Collateral other than real estate, Aqua Metals and Veritex agree that the proceeds from such sale shall, subject to the USDA’ s express consent following receipt of such proceeds, be divided as follows: (a) 50% of the proceeds shall be provided to Aqua Metals free and clear of Veritex’s lien; and (b) 50% of the proceeds shall be provided to Veritex and such proceeds shall be placed into the Escrow Account. 7. Agreement to Continue to Make Scheduled Payments Required by the Loan Agreement: Aqua Metals agrees that it will continue to timely make all payments due under the Loan Agreement notwithstanding the receipt, disbursement, or application of proceeds from Insurance Policies or any sales of assets as described MEMORANDUM OF AGREEMENT – Page 2 of 4 ACTIVE 49720872v1

above. Aqua Metals further agrees to timely make all payments to taxing authorities and to maintain insurance coverage as required by the Loan Agreements. 8. Agreement regarding the Application of funds in the Escrow Account and the Certificate of Deposit: The parties agree that when the total of the funds in the Escrow Account plus the funds in the Certificate of Deposit becomes equal to or greater than the sum of (a) Aqua Metals’ indebtedness under the Loan Agreement, and (b) the “Prepayment Consideration” amount owed in the event of a prepayment of the indebtedness as described in the Loan Agreements, then Veritex shall apply the funds in the Escrow Account and the Certificate of Deposit to fully satisfy (a) the indebtedness under the Loan Agreement including all principal, accrued interest, and any other sums owed under the Loan Agreement, and (b) the Prepayment Consideration owed as a result of the prepayment of principal owed under the Loan Agreements. Thereafter, any remaining funds in the Escrow Account shall be disbursed to Aqua Metals. 9. The Parties further agree that, except as otherwise expressly provided herein, all of Veritex’s liens and security interests in the Collateral will remain effective and enforceable pursuant to the terms of the Loan Agreement until Aqua Metals’ indebtedness and obligations under the Loan Agreement are fully paid and discharged pursuant to paragraph 8 above. 10. This Agreement shall not modify any other terms under the Loan Agreement except as expressly stated herein. AGREED: AQUA RENO METALS, INC. VERITEX COMMUNITY BANK By: /s/ Judd Merrill By: /s/ William Alt Judd Merrill William Alt CFO Senior Credit Officer Date: 3/25/2020 Date: 3/25/2020 MEMORANDUM OF AGREEMENT – Page 3 of 4 ACTIVE 49720872v1

AGREED BY GUARANTORS: AQUA METALS, INC. By: /s/ Judd Merrill Judd Merrill CFO Date: 3/25/2020 AQUA METALS OPERATIONS, INC. By: /s/ Judd Merrill Judd Merrill CFO Date: 3/25/2020 MEMORANDUM OF AGREEMENT – Page 4 of 4 ACTIVE 49720872v1